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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 25, 2002
                                                 -------------------------------

                        GLOBAL POWER EQUIPMENT GROUP INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                001-16501                      73-1541378
------------------      -----------------------        -------------------
 (State or other         (Commission File                 (IRS Employer
 jurisdiction of             Number)                     Identification No.)
 incorporation)


6120 South Yale
Suite 1480
Tulsa, Oklahoma                                               74136
---------------------------------------                -------------------
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (918) 488-0828
                                                   ----------------------------

                                      -1-

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Item 5.   Other Events.
          ------------

          On February 25, 2002, the Registrant issued a press release announcing its results for the fourth quarter and twelve-month period ended December 29, 2001. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as fully set forth herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (c) Exhibits.

          Exhibit No.                Description
          ----------                 -----------

          99.1                       Press Release dated February 25, 2002

          99.2 Transcript of February 26, 2002 telephone conference call.

          99.3 Slide Show Presentation of the Registrant dated February 26, 2002.

Item 9.   Regulation FD Disclosure.
          ------------------------

          On February 26, 2002, the Registrant participated in a telephone conference call relating to its earnings release for the fourth quarter and twelve-month period ended December 29, 2001. The transcript of the conference call and a copy of the accompanying slide show presentation, attached as Exhibits 99.2 and 99.3 hereto, are not filed but are furnished pursuant to Regulation FD.

                                       -2-

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 28, 2002


                                          GLOBAL POWER EQUIPMENT GROUP INC.


                                          By: /s/ John M. Matheson
                                              ---------------------
                                              John M. Matheson
                                              Secretary

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                                  EXHIBIT INDEX


Exhibit No.     Description
----------      -----------

99.1            Press Release dated February 25, 2002

99.2            Transcript of February 26, 2002 telephone conference call.

99.3 Slide Show Presentation of the Registrant dated February 26, 2002.